INVESTOR CONTACT	MEDIA CONTACT
Scott Wylie - Vice President	Sue Martenson - Senior Manager
Investor Relations	Public Relations
(408) 544-6996	(408) 544-8158
swylie@altera.com	newsroom@altera.com

ALTERA ANNOUNCES FOURTH QUARTER RESULTS

San Jose, Calif., January 23, 2014 — Altera Corporation (NASDAQ: ALTR) today announced fourth quarter sales of $454.4 million, up 2 percent from the third quarter of 2013 and up 3 percent from the fourth quarter of 2012. Fourth quarter net income was $98.9 million, $0.31 per diluted share, compared with net income of $119.4 million, $0.37 per diluted share, in the third quarter of 2013 and $120.8 million, $0.37 per diluted share, in the fourth quarter of 2012.

Cash flow from operating activities in 2013 was $590.2 million. Altera repurchased 4.4 million shares of its common stock during the quarter at a cost of $140.8 million.

Altera's board of directors has declared a quarterly cash dividend of $0.15 per share, to be paid on March 3, 2014 to stockholders of record on February 10, 2014.

"Sales growth exceeded our expectations as a diverse blend of end markets grew sequentially. Once again, our new products were the quarter's growth drivers, with double digit growth, led by our 28 nm FPGAs," said John Daane, president, chief executive officer, and chairman of the board. "In the first quarter we will begin shipping our 20 nm mid-range Arria 10 devices, which deliver performance that exceeds that of our 28 nm high-end devices and can deliver up to 40 percent lower power consumption than our previous mid-range FPGA. With the fourth quarter release of Quartus II software Arria 10 edition, we became the first and today remain the only major FPGA vendor with fully available development software for a 20 nm FPGA family."

Several recent accomplishments mark the company's continuing progress:

•
With release of Altera's Quartus II Software Arria® 10 Edition, Altera became the first FPGA supplier to offer full publicly available software support for a 20 nm FPGA. This release supports Arria 10 mid-range FPGAs and provides customers access to dramatic improvements in performance, power and system cost. Based on TSMC 20 nm process technology, Arria 10 FPGAs and SoCs effectively reinvent the mid-range FPGA and SoC category by simultaneously delivering a 15 percent performance gain over current high-end FPGAs and up to 40 percent lower power than previous mid-range devices. Customers can start developing Arria 10 FPGA- and SoC-based systems today using the familiar and proven Quartus II design environment with the fastest compile times in the industry. Arria 10 FPGAs and SoCs are optimized for systems that require high-performance features while being constrained by strict cost and power budgets. These mid-range devices leverage an advanced 20 nm process and include features tailored to address the requirements of a variety of end markets, including communications, broadcast, and computer and storage.

•
Altera received the Huawei 2013 Excellent Core Partner Award for outstanding support, high-quality standards and FPGA product innovation. The Huawei Excellent Core Partner Award is a distinguished recognition for companies that consistently deliver the highest performance and quality products that meet Huawei's highly specialized requirements. Altera was the only major programmable logic company to win an Excellent Core Partner Award at Huawei’s 2013 Core Partner Convention, which was held in November. During 2013, Huawei delivered multiple wireline, wireless and enterprise infrastructure solutions to its customers based on Altera’s 28 nm portfolio of products, ranging from the high-end Stratix® V to the low-cost Cyclone® V families of FPGAs. Telecommunications providers worldwide deploy Huawei’s communications infrastructure offerings to upgrade their network architectures for the performance and capacity needed to handle the bandwidth expansion driven by the proliferation of internet-connected devices.

•
As the recipient of the Best Technical Support Award from ZTE, Altera has been recognized as a ZTE technical supplier who delivered the best technical support in 2013. ZTE holds an annual event in Shenzhen, China, to affirm and recognize the key role its suppliers play in growing the company's position as one of the world's leading innovators in the telecommunications equipment and networking industry. Altera’s technologies, including FPGAs, CPLDs and power products, are used in ZTE’s wireless, wireline and cloud computing offerings. ZTE’s telecommunications equipment is used by the world’s largest service providers.

SELECTED FOURTH QUARTER REVENUE AND RELATED RESULTS

Key New Product Devices	Sequential Comparisons
Stratix V	36%
Stratix IV	4%
Arria II	0%
Arria V	5%
Cyclone IV	17%
Cyclone V	89%
HardCopy IV	23%
Enpirion PowerSoCs	(8)%

($ in thousands) Key Ratios & Information	December 31, 2013	September 27, 2013
Current Ratio	6:1	6:1
Liabilities/Equity	2:3	1:2
Quarterly Operating Cash Flows	$130,759	$245,406
TTM Return on Equity	13%	14%
Quarterly Depreciation Expense	$11,321	$10,772
Quarterly Capital Expenditures	$14,253	$8,633
Inventory MSOH (1): Altera	3.4	3.4
Inventory MSOH (1): Distribution	0.7	0.6
TTM Cash Conversion Cycle (Days)	160	158
Turns	45%	39%
Book to Bill	1.0	<1.0

Note (1): MSOH: Months Supply On Hand

ALTERA CORPORATION
NET SALES SUMMARY
(Unaudited)

	Three Months Ended			Quarterly Growth Rate		Years Ended
	December 31, 2013	September 27, 2013	December 31, 2012	Sequential Change	Year- Over-Year Change	December 31, 2013	December 31, 2012	Annual Growth
Geography
Americas	19%	18%	19%	5%	1%	18%	18%	(1)%
Asia Pacific	41%	39%	39%	5%	8%	40%	43%	(10)%
EMEA	24%	28%	28%	(11)%	(10)%	26%	25%	4%
Japan	16%	15%	14%	13%	20%	16%	14%	5%
Net Sales	100%	100%	100%	2%	3%	100%	100%	(3)%

Product Category
New	47%	44%	39%	10%	26%	43%	32%	31%
Mainstream	24%	26%	28%	(8)%	(13)%	27%	30%	(14)%
Mature and Other	29%	30%	33%	(1)%	(9)%	30%	38%	(22)%
Net Sales	100%	100%	100%	2%	3%	100%	100%	(3)%

Vertical Market
Telecom & Wireless	40%	41%	44%	0%	(6)%	41%	44%	(9)%
Industrial Automation, Military & Automotive	22%	23%	21%	(1)%	10%	22%	21%	4%
Networking, Computer & Storage	19%	19%	17%	3%	17%	19%	17%	6%
Other	19%	17%	18%	9%	7%	18%	18%	(3)%
Net Sales	100%	100%	100%	2%	3%	100%	100%	(3)%

FPGAs and CPLDs
FPGA	83%	82%	84%	3%	1%	83%	84%	(4)%
CPLD	9%	9%	9%	(2)%	8%	9%	9%	(4)%
Other Products	8%	9%	7%	(4)%	25%	8%	7%	9%
Net Sales	100%	100%	100%	2%	3%	100%	100%	(3)%

Product Category Description

•	New Products include the Stratix® V, Stratix IV, Arria® V, Arria II, Cyclone® V, Cyclone IV, MAX® V, HardCopy® IV devices and Enpirion PowerSoCs.

•	Mainstream Products include the Stratix III, Cyclone III, MAX II and HardCopy III devices.

•
Mature and Other Products include the Stratix II, Stratix, Arria GX, Cyclone II, Cyclone, Classic™, MAX 3000A, MAX 7000, MAX 7000A, MAX 7000B, MAX 7000S, MAX 9000, HardCopy II, HardCopy, FLEX® series, APEX™ series, Mercury™, Excalibur™ devices, configuration and other devices, intellectual property cores, and software and other tools.

Business Outlook for the First Quarter 2014

Sales and Income Statement

Sequential Sales Growth	- 2% to - 6%
Gross Margin	68% +/- .5%
Research and Development	$100 - $102 million
SG&A	$75 - $77 million
Other Income/Expense, Net (1)	Net expense of approximately $4 million
Tax Rate	12% - 13%
Diluted Share Count	Less than 322 million
Turns	Mid 40's
Inventory MSOH	Low 4's
Note (1): Other Income/ Expense, Net includes Interest income and other and Interest expense in our consolidated statements of comprehensive income.

Vertical Market

Telecom & Wireless	Up
Industrial Automation, Military & Automotive	Flat
Networking, Computer & Storage	Down
Other	Down

Fourth Quarter Earnings Conference Call

A conference call will be held today at 1:45 p.m. Pacific Time to discuss the quarter's results and management's current business outlook. The web cast and subsequent replay will be available in the Investor Relations section of the company's website at www.altera.com. A telephonic replay of the call may be accessed later in the day by calling (719) 457-0820 and referencing confirmation code 258712. The telephonic replay will be available for two weeks following the live call.

Forward-Looking Statements

Statements in this press release that are not historical are "forward-looking statements" as the term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally written in the future tense and/or preceded by words such as "will," "expects," "anticipates," or other words that imply or predict a future state. Forward-looking statements include, but are not limited to, statements regarding product performance parameters, the Arria 10 shipping date, and any projection of revenue, gross margin, expense or other financial items discussed in the Business Outlook section or elsewhere in this press release. Investors are cautioned that all forward-looking statements in this release involve risks and uncertainty that can cause actual results to differ from those currently anticipated, due to a number of factors, including without limitation, current global economic conditions, customer business environment, customer inventory levels, vertical market mix, market acceptance of the company's products, product introduction schedules, the rate of growth of the company's new products including Cyclone® V, Cyclone IV, Arria® V, Arria II, Stratix® V, Stratix IV FPGAs, MAX® V CPLDs, HardCopy® IV device families and Enpirion PowerSoCs, as well as changes in economic conditions and other risk factors discussed in documents filed by the company with the Securities and Exchange Commission (SEC) from time to time. Copies of Altera's SEC filings are posted on the company's website and are available from the company without charge. Forward-looking statements are made as of the date of this release, and, except as required by law, the company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

About Altera

Altera® programmable solutions enable designers of electronic systems to rapidly and cost effectively innovate, differentiate and win in their markets. Altera offers FPGAs, SoCs, CPLDs, ASICs and complementary technologies, such as power management, to provide high-value solutions to customers worldwide. Follow Altera via Facebook, Twitter, LinkedIn, Google+ and RSS, and subscribe to product update emails and newsletters. Visit www.altera.com.

###

ALTERA, ARRIA, CYCLONE, HARDCOPY, MAX, MEGACORE, NIOS, QUARTUS and STRATIX words and logos are trademarks of Altera Corporation and registered in the U.S. Patent and Trademark Office and in other countries. All other words and logos identified as trademarks or service marks are the property of their respective holders as described at www.altera.com/legal.

ALTERA CORPORATION
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Three Months Ended			Years Ended
(In thousands, except per share amounts)	December 31, 2013	September 27, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net sales	$454,367	$445,945	$439,440	$1,732,572	$1,783,035
Cost of sales	144,024	141,525	133,367	546,736	541,523
Gross margin	310,343	304,420	306,073	1,185,836	1,241,512
Operating expense
Research and development expense	106,643	95,336	93,949	385,185	359,568
Selling, general, and administrative expense	84,692	78,907	74,030	320,068	289,854
Amortization of acquisition-related intangible assets	1,850	1,846	213	4,824	853
Total operating expense	193,185	176,089	168,192	710,077	650,275
Operating margin (1)	117,158	128,331	137,881	475,759	591,237
Compensation expense - deferred compensation plan	3,881	3,462	358	10,605	7,055
Gain on deferred compensation plan securities	(3,881)	(3,462)	(358)	(10,605)	(7,055)
Interest income and other	(4,902)	(2,214)	(2,390)	(11,553)	(8,388)
Gain reclassified from other comprehensive income	(24)	(33)	(205)	(153)	(268)
Interest expense	8,272	2,511	2,589	16,637	7,976
Income before income taxes	113,812	128,067	137,887	470,828	591,917
Income tax expense	14,878	8,635	17,082	30,763	35,110
Net income	$98,934	$119,432	$120,805	$440,065	$556,807

Other comprehensive (loss)/ income:
Unrealized (loss)/gain on investments:
Unrealized holding (loss)/gain on investments arising during period, net of tax of ($11), $30, ($11), ($1) and $114	(26,811)	2,419	(889)	(33,424)	5,839
Less: Reclassification adjustments for gain on investments included in net income, net of tax of $2, $11, $24, $23 and $25	(22)	(22)	(44)	(130)	(114)
	(26,833)	2,397	(933)	(33,554)	5,725
Unrealized gain on derivatives:
Unrealized gain on derivatives arising during period, net of tax of $9 and $45	—	—	17	—	84
Less: Reclassification adjustments for gain on derivatives included in net income, net of tax of $48 and $45	—	—	(89)	—	(84)
	—	—	(72)	—	—
Other comprehensive (loss)/ income:	(26,833)	2,397	(1,005)	(33,554)	5,725
Comprehensive income	$72,101	$121,829	$119,800	$406,511	$562,532

Net income per share:
Basic	$0.31	$0.37	$0.38	$1.37	$1.74
Diluted	$0.31	$0.37	$0.37	$1.36	$1.72

Shares used in computing per share amounts:
Basic	319,993	320,445	319,765	320,195	320,830
Diluted	322,018	323,505	322,209	323,018	324,497

Dividends per common share	$0.15	$0.15	$0.10	$0.50	$0.36

Tax rate	13.1%	6.7%	12.4%	6.5%	5.9%
% of Net sales:
Gross margin	68.3%	68.3%	69.7%	68.4%	69.6%
Research and development	23.5%	21.4%	21.4%	22.2%	20.2%
Selling, general, and administrative	18.6%	17.7%	16.8%	18.5%	16.3%
Operating margin(1)	25.8%	28.8%	31.4%	27.5%	33.2%
Net income	21.8%	26.8%	27.5%	25.4%	31.2%

Notes:
(1)We define operating margin as gross margin less research and development and selling, general and administrative expenses and amortization of acquisition-related intangible assets, as presented above. This presentation differs from income from operations as defined by U.S. Generally Accepted Accounting Principles ("GAAP"), as it excludes the effect of compensation associated with the deferred compensation plan obligations. Since the effect of compensation associated with our deferred compensation plan obligations is offset by gains and losses from related securities, we believe this presentation provides a more meaningful representation of our ongoing operating performance. A reconciliation of operating margin to income from operations follows:

	Three Months Ended			Years Ended
(In thousands)	December 31, 2013	September 27, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operating margin (non-GAAP)	$117,158	$128,331	$137,881	$475,759	$591,237
Compensation expense — deferred compensation plan	3,881	3,462	358	10,605	7,055
Income from operations (GAAP)	$113,277	$124,869	$137,523	$465,154	$584,182

ALTERA CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In thousands, except par value amount)	December 31, 2013	December 31, 2012

Assets
Current assets:
Cash and cash equivalents	$2,869,158	$2,876,627
Short-term investments	141,487	140,958
Total cash, cash equivalents, and short-term investments	3,010,645	3,017,585
Accounts receivable, net	483,032	323,708
Inventories	163,880	152,721
Deferred income taxes - current	63,228	59,049
Deferred compensation plan - marketable securities	66,455	60,321
Deferred compensation plan - restricted cash equivalents	16,699	17,116
Other current assets	48,901	49,852
Total current assets	3,852,840	3,680,352
Property and equipment, net	204,142	206,148
Long-term investments	1,695,066	704,758
Deferred income taxes - non-current	25,005	17,082
Goodwill	73,968	2,329
Acquisition-related intangible assets, net	82,150	4,874
Other assets, net	76,676	42,285
Total assets	$6,009,847	$4,657,828

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$44,163	$50,036
Accrued liabilities	41,218	29,005
Accrued compensation and related liabilities	51,105	40,606
Deferred compensation plan obligations	83,154	77,437
Deferred income and allowances on sales to distributors	487,746	345,993
Total current liabilities	707,386	543,077
Income taxes payable - non-current	290,525	272,000
Long-term debt	1,491,466	500,000
Other non-current liabilities	8,403	9,304
Total liabilities	2,497,780	1,324,381

Stockholders' equity:
Common stock: $.001 par value; 1,000,000 shares authorized; outstanding - 317,769 at December 31, 2013 and 319,564 shares at December 31, 2012	318	320
Capital in excess of par value	1,216,826	1,122,555
Retained earnings	2,322,885	2,204,980
Accumulated other comprehensive (loss)/ income	(27,962)	5,592
Total stockholders' equity	3,512,067	3,333,447
Total liabilities and stockholders' equity	$6,009,847	$4,657,828

ALTERA CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	YEARS ENDED
(In thousands)	December 31, 2013	December 31, 2012	December 31, 2011
Cash Flows from Operating Activities:
Net income	$440,065	$556,807	$770,711
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	47,225	36,009	30,344
Amortization of acquisition-related intangible assets	4,824	853	1,583
Amortization of debt discount and debt issuance costs	1,457	648	—
Stock-based compensation	96,624	93,586	82,750
Net gain on sale of available-for-sale securities	(153)	—	—
Amortization of investment discount/premium	3,407	—	—
Deferred income tax expense	3,581	8,824	15,657
Tax effect of employee stock plans	7,009	9,811	16,162
Excess tax benefit from employee stock plans	(4,716)	(16,278)	(17,307)
Changes in assets and liabilities, net of the effects of acquisitions:
Accounts receivable, net	(157,842)	(91,435)	131,341
Inventories	(7,933)	(30,442)	24,245
Other assets	(1,309)	(3,698)	54,661
Accounts payable and other liabilities	9,414	(50,566)	(32,534)
Deferred income and allowances on sales to distributors	139,002	66,117	(148,836)
Income taxes payable	14,440	8,576	31,116
Deferred compensation plan obligations	(4,887)	(1,598)	(293)
Net cash provided by operating activities	590,208	587,214	959,600
Cash Flows from Investing Activities:
Purchases of property and equipment	(42,558)	(60,913)	(31,812)
Proceeds from sales of deferred compensation plan securities, net	4,887	1,598	293
Purchases of available-for-sale securities	(1,347,626)	(921,430)	(164,408)
Proceeds from sale of available-for-sale securities	136,791	105,411	11,903
Proceeds from maturity of available-for-sale securities	178,221	115,373	13,100
Acquisitions, net of cash acquired	(145,321)	—	—
Purchases of intangible assets	(13,465)	(2,280)	—
Purchase of other investments	(7,441)	(4,935)	—
Net cash used in investing activities	(1,236,512)	(767,176)	(170,924)
Cash Flows from Financing Activities:
Proceeds from issuance of common stock through stock plans	58,220	49,665	119,989
Shares withheld for employee taxes	(28,272)	(31,472)	(32,152)
Payment of dividends to stockholders	(160,377)	(115,514)	(90,060)
Payment of debt assumed in acquisitions	(22,000)	—	—
Proceeds from issuance of long-term debt	991,786	500,000	—
Repayment of credit facility	—	(500,000)	—
Long-term debt and credit facility issuance costs	(4,143)	(5,244)	—
Repurchases of common stock	(201,095)	(229,057)	(197,023)
Excess tax benefit from employee stock plans	4,716	16,278	17,307
Net cash provided by (used in) financing activities	638,835	(315,344)	(181,939)
Net (decrease) increase in cash and cash equivalents	(7,469)	(495,306)	606,737
Cash and cash equivalents at beginning of period	2,876,627	3,371,933	2,765,196
Cash and cash equivalents at end of period	$2,869,158	$2,876,627	$3,371,933
Supplemental cash flow information:
Income taxes paid, net	$16,299	$9,797	$9,856
Interest paid	$10,865	$6,898	$3,704